                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 1999

                               AMB PROPERTY, L.P.
             -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER


       DELAWARE                     001-14245             94-3285362
   ----------------                ------------         ---------------
  (STATE OR OTHER JURISDICTION OF  (COMMISSION          (IRS EMPLOYER
 OF INCORPORATION OR ORGANIZATION)   FILE NO.)          IDENTIFICATION NO.)

                 505 MONTGOMERY STREET, SAN FRANCISCO, CA 94111
                       --------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (415) 394-9000
                       --------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                           FORWARD-LOOKING STATEMENTS

Some of the information included in this report contains forward-looking statements, such as statements pertaining to our intended use of proceeds. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements.

ITEM 2. DISPOSITION OF ASSETS

On April 8, 1999, we filed a current report on Form 8-K reporting that we signed four definitive agreements for the disposition of (1) up to 28 of our retail properties to BPP Retail, LLC and (2) six additional retail properties to Burnham Pacific Operating Partnership, L.P. The current report also provided unaudited pro forma financial information. On June 9, 1999, we filed an amendment no. 1 to the current report to reflect that one of our joint venture partners who holds an interest in three of the properties indicated that it will not consent to the disposition of these properties at this time and to update the pro forma financial information. On June 15, 1999, we filed a current report on Form 8-K reporting the closing of the first transaction with BPP Retail, LLC, with respect to nine of our retail properties, totaling approximately 1.4 million square feet, for an aggregate price of $207.4 million. On July 1, 1999, we filed a current report on Form 8-K reporting the termination of the agreement with Burnham Pacific Operating Partnership, L.P. On August 19, 1999, we filed a current report on Form 8-K reporting the closing of the second transaction with BPP Retail, LLC with respect to 12 of our retail properties, totaling approximately 2.1 million square feet, for an aggregate price of $245.8 million. On October 15, 1999, we filed a current report on Form 8-K regarding our 1999 property acquisitions. On November 16, 1999, we filed an 8-K containing certain audited financial statements relating to our 1999 property acquisitions and unaudited pro forma financial information pertaining to the 1999 property acquisitions.

We are filing this current report on Form 8-K to (1) report that on December 1, 1999, we closed the third transaction with BPP Retail, LLC, with respect to four retail properties, totaling approximately 0.9 million square feet, for an aggregate price of $107.1 million and (2) to file updated pro forma financial information, which reflects the closing of the third transaction with BPP Retail, LLC and supersedes the pro forma financial information filed with the November 16, 1999 Form 8-K.

We used the net proceeds from the first transaction for the following purposes:
$35.1 million to repay secured debt (including prepayment penalties of $3.3 million) related to the properties divested, $96.4 million to partially pay down our unsecured debt facility, and $72.2 million for property acquisitions and for general corporate purposes. We used the net proceeds from the second transaction for the following purposes: $23.6 million to repay secured debt (including prepayment penalties of $1.3 million) related to the properties divested, $111.7 million to partially pay down our unsecured debt facility, and $107.2 million for potential property acquisitions and/or like-kind exchanges and for general corporate purposes. We used the proceeds from the third closing to pay approximately $1.0 million in transaction expenses, $106.1 million for potential property acquisitions and/or like-kind exchanges and for general corporate purposes.

The description of the disposition of the properties to BPP Retail, LLC contained in this report is qualified in its entirety by reference to the purchase agreements related thereto, which are filed as exhibits to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following pro forma financial information supersedes the pro forma financial information filed with the November 16, 1999 amendment to a Form 8-K:

(b) Pro Forma Financial Information for AMB Property, L.P. (Unaudited):

     Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1999

     Notes and adjustments to Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1999

     Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1999

     Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1999

     Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998

     Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998

(c) Exhibits



Number                                               Description
------                                               -----------

2.1 Agreement for Purchase and Exchange, entered into as of March 9, 1999, by and among AMB Property, L.P., AMB Property II, L.P., Long Gate, L.L.C., regarding the transaction which closed on June 15, 1999 (incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 1999).

2.2 Agreement for Purchase and Exchange, entered into as of March 9, 1999, by and among AMB Property, L.P., AMB Property II, L.P., Long Gate, L.L.C., regarding the transaction which closed on August 4, 1999 (incorporated by reference to Exhibit 10.2 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 1999).

2.3 Agreement for Purchase and Exchange, entered into as of March 9, 1999, by and among AMB Property, L.P., AMB Property II, L.P., Long Gate, L.L.C., regarding the transaction which is currently expected to close on or about December 1, 1999 (incorporated by reference to Exhibit 10.3 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 1999).

                               AMB PROPERTY, L.P.

                   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
                                   BACKGROUND

On March 9, 1999, AMB Property, L.P., a Delaware limited partnership (the "Operating Partnership") in which AMB Property Corporation (the "Company") is the sole general partner, signed three definitive agreements with BPP Retail, LLC ("BPP Retail"), a co-investment entity between Burnham Pacific Properties ("BPP") and the California Public Employees' Retirement System ("CalPERS"), pursuant to which, if fully consummated, BPP Retail would have acquired up to 28 retail shopping centers from the Operating Partnership, totaling 5.1 million square feet, for an aggregate price of $663,400. The disposition of three of the properties was subject to the consent of one of the Company's joint venture partners, which did not consent to the sale of these properties. As a result, the price with respect to the 25 remaining properties, totaling approximately
4.3 million square feet, was approximately $560,300. Pursuant to the agreements, BPP Retail acquired the 25 centers in three separate transactions (the "Divestiture") as follows:

                                                   SQUARE FOOTAGE         PRICE
CLOSING DATE                        CENTERS            (000's)          (MILLIONS)
                                  ----------       --------------       ----------
June 15, 1999                              9              1,409         $    207.4
August 4, 1999                            12              2,036              245.8
December 1, 1999                           4                868              107.1
                                  ----------         ----------         ----------
TOTAL                                     25              4,313         $    560.3
                                  ==========         ==========         ==========

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 1999 has been prepared to reflect the Operating Partnership divesting of the remaining four retail shopping centers in connection with the third transaction of the Divestiture for an aggregate price of $107.1 million as if the closing had occurred on September 30, 1999.

The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1999 has been prepared to reflect: (i) the Divestiture, (ii) the sale of 7.75% Series D Cumulative Redeemable Preferred Units (the "Series D Preferred Units") of AMB Property II, L.P., a subsidiary of the Operating Partnership, and the sale of 7.75% Series E Cumulative Redeemable Preferred Units (the "Series E Preferred Units") of AMB Property II, L.P. and the application of the resulting net proceeds and (iii) the incremental effect of the acquisition of properties during 1999 by the Operating Partnership (the "1999 Property Acquisitions") as if such transactions and adjustments had occurred on January 1, 1998 and were carried forward through September 30, 1999.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998 has been prepared to reflect:
(i) the incremental effect of the acquisition of properties during 1998 by the Operating Partnership (the "1998 Property Acquisitions"), (ii) pro forma debt and other adjustments resulting from the sale of the Operating Partnership's senior debt securities, the sale of 8.5% Series A Cumulative Redeemable Preferred Units (the "Series A Preferred Units") of the Operating Partnership, the sale of 8.625% Series B Cumulative Redeemable Preferred Units (the "Series B Preferred Units") of the Operating Partnership, the sale of 8.75% Series C Cumulative Redeemable Preferred Units (the "Series C Preferred Units") of AMB Property II, L.P., the sale of the Series D Preferred Units of AMB Property II, L.P. and the sale of the Series E Preferred Units of AMB Property II, L.P., and the application of the resulting net proceeds, (iii) the 1999 Property Acquisitions and (iv) the Divestiture, as if such transactions and adjustments had occurred on January 1, 1998 and were carried forward through December 31, 1998.

Acquisitions and dispositions which occurred subsequent to September 30, 1999, other than the third transaction of the Divestiture, were not significant and were therefore excluded from the accompanying unaudited pro forma financials.

These unaudited pro forma condensed consolidated statements should be read in connection with the historical consolidated financial statements and notes thereto included in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1998 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999. In the opinion of management, the pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the sale of the senior debt securities, the sale of the Series A Preferred Units, the sale of the Series B Preferred Units, the sale of the Series C Preferred Units, the sale of the Series D Preferred Units, the sale of the Series E Preferred Units and the application of the resulting net proceeds therefrom, the 1998 Property Acquisitions, the Divestiture and the 1999 Property Acquisitions.

The pro forma information is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                               AMB PROPERTY, L.P.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
               AS OF SEPTEMBER 30, 1999 (UNAUDITED, IN THOUSANDS)


                                                                     OPERATING
                                                                    PARTNERSHIP(1)        DIVESTITURE(2)         PRO FORMA
                                                                    -------------         --------------        -----------

                                     ASSETS

Investments in real estate, net ..............................      $ 3,041,862          $       --          $ 3,041,862
Properties held for divestiture, net .........................          477,815             (94,216)             383,599
Cash and cash equivalents ....................................           70,821             106,166              176,987
Other assets .................................................           57,449                  --               57,449
                                                                    -----------         -----------          -----------
      Total assets ...........................................      $ 3,647,947         $    11,950          $ 3,659,897
                                                                    ===========         ===========          ===========
                      LIABILITIES AND PARTNERS' CAPITAL

Secured debt .................................................      $   749,571           $      --          $   749,571
Secured credit facility ......................................           80,000                  --               80,000
Unsecured credit facility ....................................           49,000                  --               49,000
Unsecured senior debt securities .............................          400,000                  --              400,000
Other liabilities ............................................          138,360                  --              138,360
                                                                    -----------         -----------          -----------
      Total liabilities ......................................        1,416,931                  --            1,416,931
                                                                    -----------         -----------          -----------
Minority interests ...........................................          275,897                  --              275,897
                                                                    -----------         -----------          -----------
Partners' Capital
  General partner ............................................        1,802,795              11,352            1,814,147
  Limited partners ...........................................          152,324                 598              152,922
                                                                    -----------         -----------          -----------
      Total partners' capital.................................        1,955,119              11,950            1,967,069
                                                                    -----------         -----------          -----------
      Total liabilities and partners' capital ................      $ 3,647,947         $    11,950          $ 3,659,897
                                                                    ===========         ===========          ===========

                               AMB PROPERTY, L.P.

                       NOTES AND ADJUSTMENTS TO PRO FORMA

                      CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF SEPTEMBER 30, 1999

                        (UNAUDITED, DOLLARS IN THOUSANDS)

(1.) Reflects the historical consolidated balance sheet of AMB Property, L.P. (the "Operating Partnership") as of September 30, 1999. See the historical consolidated financial statements and notes thereto included in the Operating Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

On March 9, 1999, the Operating Partnership, a Delaware limited partnership in which AMB Property Corporation (the "Company"), is the sole general partner, signed three definitive agreements with BPP Retail, LLC ("BPP Retail"), a co-investment entity between Burnham Pacific Properties ("BPP") and the California Public Employees' Retirement System ("CalPERS"), pursuant to which, if fully consummated, BPP Retail would have acquired up to 28 retail shopping centers from the Operating Partnership, totaling 5.1 million square feet, for an aggregate price of $663,400. The disposition of three of the properties was subject to the consent of one of the Operating Partnership's joint venture partners, which did not consent to the sale of these properties. As a result, the price with respect to the 25 remaining properties, totaling approximately
4.3 million square feet, was approximately $560,300. The Operating Partnership intends to dispose of the remaining three properties or its interests in the joint ventures through which it holds the three properties and has therefore continued to reflect the properties as properties held for divestiture in the accompanying pro forma balance sheet.

Pursuant to the agreements, BPP Retail acquired the 25 centers in three separate transactions (the "Divestiture"). Under the agreements, the Operating Partnership had the right to extend the closing dates for a period of up to either 20 or 50 days. The Operating Partnership exercised this right with respect to the first and second transactions, which closed on June 15, 1999 and August 4, 1999, respectively. Pursuant to the closing of the first transaction, BPP Retail acquired nine retail shopping centers, totaling approximately 1.4 million square feet, for an aggregate price of approximately $207,400. The Operating Partnership used the net proceeds from the first transaction to repay secured debt of $35,100 (including prepayment penalties of $3,300) related to the properties divested, to partially pay down $96,400 under the Operating Partnership's unsecured credit facility, and $72,200 for property acquisitions and for general corporate purposes. The first transaction resulted in an approximate gain of $11,600 and an approximate extraordinary loss of $1,500, consisting of prepayment penalties with an off-set for the write-off of debt premiums related to the indebtedness extinguished.

On August 4, 1999, the second transaction with BPP Retail closed. Pursuant to the closing of the second transaction, BPP Retail acquired 12 of the Operating Partnership's retail shopping centers, totaling approximately 2.0 million square feet, for an aggregate price of $245,800. The Operating Partnership used the proceeds from the second transaction to repay secured debt of $23,600 (including prepayment penalties of $1,800) related to the properties divested, to partially pay down $111,700 under the Operating Partnership's unsecured credit facility, to pay $1,000 in transaction expenses, and $107,200 for potential property acquisitions and/or like-kind exchanges and for general corporate purposes. The second transaction resulted in an approximate gain of $21,500 and an extraordinary loss of approximately $1,300, consisting of prepayment penalties of approximately $1,800 offset by the write-off of approximately $500 in debt premiums related to the indebtedness extinguished.

In addition, the Operating Partnership entered into a definitive agreement, subject to a financing condition, with BPP, pursuant to which, if fully consummated, BPP would have acquired up to six additional retail centers, totaling approximately 1.5 million square feet, for approximately $284,400. On June 30, 1999, this agreement was terminated pursuant to its terms as a result of BPP's decision not to waive the financing condition. Subsequently to September 30, 1999, the Operating Partnership disposed of two of these retail properties. The Operating Partnership currently intends to dispose of the remaining three properties, either on an individual or portfolio basis, or its interest in the joint venture which holds one of the three properties. For purposes of the September 30, 1999 proformas, the Operating Partnership has continued to reflect all five properties as properties held for divestiture in the accompanying pro forma balance sheet.

In connection with the BPP Retail transactions, the Company has granted CalPERS an option to purchase up to 2,000,000 shares of the Company's common stock for an exercise price of $25.00 per share that CalPERS may exercise on or before March 31, 2000. The Company has registered the 2,000,000 shares of common stock issuable upon exercise of the option.

(2.) The Operating Partnership closed the third transaction of the Divestiture on December 1, 1999. The Operating Partnership used the proceeds of approximately $107,100 from the third transaction to pay $1,000 in transaction expenses, and $106,100 for potential property acquisitions and/or like-kind exchanges and for general corporate purposes. The adjustments reflect the elimination of the real estate assets being divested in connection with the third transaction of the Divestiture. Of the pro forma balance in cash and cash equivalents, approximately $94,500 represents cash in escrow. The third transaction resulted in an estimated gain of approximately $12,000. The gain has been allocated among the Company and the limited partners based on their respective ownership of the Operating Partnership as of September 30, 1999.

                               AMB PROPERTY, L.P.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT UNIT DATA)


                                                                                   SERIES D AND
                                                                                     SERIES E
                                                 OPERATING                        PREFERRED UNIT    1999 PROPERTY
                                               PARTNERSHIP(1)     DIVESTITURE(2)    OFFERINGS(3)    ACQUISITIONS(4)     PRO FORMA
                                               ------------------------------------------------------------------------------------
REVENUES

Rental revenues ............................   $    330,895      $    (38,108)     $         --      $     14,200      $    306,987
Equity in earnings of unconsolidated
  joint venture ............................          3,580                --                --                --             3,580
Investment management and other income .....          2,258              (242)               --                --             2,016
                                               ------------      ------------      ------------      ------------      ------------
                  Total revenues ...........        336,733           (38,350)               --            14,200           312,583
OPERATING EXPENSES

Property operating expenses
    And real estate taxes ..................         82,541           (10,872)               --             3,759            75,428
General, administrative and other ..........         19,116              ----                --                --            19,116
Depreciation and amortization ..............         49,295            (3,571)               --             2,649            48,373
Interest expense ...........................         67,705           (10,163)           (2,006)            2,513            58,049
                                               ------------      ------------      ------------      ------------      ------------
                  Total operating expenses          218,657           (24,606)           (2,006)            8,921           200,966
                                               ------------      ------------      ------------      ------------      ------------

Income from operations before
    minority interests .....................        118,076           (13,744)            2,006             5,279           111,617
Minority interests' share of net
    income .................................        (15,486)               --            (2,886)             (776)          (19,148)
                                               ------------      ------------      ------------      ------------      ------------

Net income before gain from
   Divestiture and extraordinary items .....        102,590           (13,744)             (880)            4,503            92,469
Series A preferred unit distributions ......         (6,375)               --                --                --            (6,375)
Series B preferred unit distributions ......         (4,206)               --                --                --            (4,206)
                                               ------------      ------------      ------------      ------------      ------------
Net income available to general and
  limited partners before gain from
  Divestiture and extraordinary items ......   $     92,009      $    (13,744)     $       (880)     $      4,503      $     81,888
                                               ============      ============      ============      ============      ============
Net income available to common unitholders
  General partner ..........................         87,334                                                                  77,744
  Limited partners .........................          4,675                                                                   4,144
                                               ------------                                                            ------------
                                               $     92,009                                                            $     81,888
                                               ============                                                            ============

Net income per common unit before gain
  from Divestiture and extraordinary
  items:
  Basic ....................................   $       1.01                                                            $        .90
                                               ============                                                            ============
  Diluted ..................................   $       1.01                                                            $        .90
                                               ============                                                            ============

Weighted average common units outstanding:
  Basic ....................................     90,796,692                                                              90,796,692
                                               ============                                                            ============
  Diluted ..................................     90,897,525                                                              90,897,525
                                               ============                                                            ============

                            AMB PROPERTY, L.P.

                       NOTES AND ADJUSTMENTS TO PRO FORMA

                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

          (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE AND UNIT DATA)

(1.) Reflects the historical consolidated operations of AMB Property, L.P. (the "Operating Partnership") for the nine months ended September 30, 1999. See the historical consolidated financial statements and notes thereto included in the Operating Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

(2.) Reflects the elimination of the historical revenues and expenses for the period from January 1, 1999 to June 15, 1999 related to the real estate assets divested in connection with the first transaction of the Divestiture, the elimination of the historical revenues and expenses for the period from January 1, 1999 to August 4, 1999 related to the real estate assets divested in connection with the second transaction of the Divestiture and the elimination of the historical revenues and expenses for the nine months ended September 30, 1999 for the real estate assets divested in connection with the third transaction of the Divestiture. The interest expense adjustment consists of a reduction of interest related to the mortgage debt on the properties divested of $2,077 and interest related to the partial pay down of the unsecured credit facility with proceeds from the first and second Divestiture transactions of $8,086.

(3.) In May 1999, AMB Property II, L.P. , a partnership in which a wholly owned subsidiary of AMB Property Corporation ("The Company") owns an approximate 1% general partnership interest and the Operating Partnership owns an approximate 99% common limited partnership interest, issued and sold 1,595,337 units of 7.75% Series D Cumulative Redeemable Preferred Units at a price of $50.00 per unit (the "Series D Preferred Units") in a private placement. Distributions are cumulative from the date of original issuance and are payable quarterly in arrears at a rate per unit equal to $3.875 per annum. The Series D Preferred Units are redeemable by AMB Property II, L.P. on or after May 5, 2004, subject to certain conditions, for cash at a redemption price equal to $50.00 per unit, plus accumulated and unpaid distributions thereon, if any, to the redemption date. The Series D Preferred Units are exchangeable, at specified times and subject to certain conditions, on a one-for-one basis, for shares of the Company's Series D Preferred Stock. AMB Property II, L.P. used the net proceeds of approximately $77,800 to make a loan to the Operating Partnership in the amount of approximately $20,100 and to purchase an unconsolidated joint venture interest for approximately $57,700 from the Operating Partnership. The loan was repaid in full in August 1999. The Operating Partnership used the funds to partially repay borrowings under the unsecured credit facility.

In August 1999, AMB Property II, L.P. issued and sold 220,440 units of 7.75% Series E Cumulative Redeemable Preferred Units at a price of $50.00 per unit (the "Series E Preferred Units") in a private placement. Distributions are cumulative from the date of original issuance and are payable quarterly in arrears at a rate per unit equal to $3.875 per annum. The Series E Preferred Units are redeemable by AMB Property II, L.P. on or after August 31, 2004, subject to certain conditions, for cash at a redemption price equal to $50.00 per unit, plus accumulated and unpaid distributions thereon, if any, to the redemption date. The Series E Preferred Units are exchangeable, at specified times and subject to certain conditions, on a one-for-one basis, for shares of the Company's Series E Preference Stock. AMB Property II, L.P. used the net proceeds of approximately $10,800 to repay loans made to it by the Operating Partnership. The Operating Partnership used the funds to partially repay amounts outstanding under the unsecured credit facility and for general corporate purposes.

The adjustments reflect a reduction of interest expense of approximately $2,006 related to the partial pay down of the unsecured credit facility with proceeds from the sale of the Series D Preferred Units of AMB Property II, L.P. and the sale of the Series E Preferred Units of AMB Property II, L.P. The adjustments also reflect $2,686 related to Series D and Series E Preferred Unit distributions at a rate of 7.75%.

(4) The following reflects the incremental effects of the 1999 Property Acquisitions during the nine month period ended September 30, 1999 based on the historical operations of such properties for the periods prior to acquisition by the Operating Partnership:

                                                                           REAL ESTATE
                                                                            TAXES AND         REVENUES IN
                                                                             PROPERTY          EXCESS OF
                                     ACQUISITION          RENTAL            OPERATING           CERTAIN
                                         DATE            REVENUES            EXPENSES          EXPENSES
                                     -----------        -----------        -----------        -----------
Columbia Business Center ........      2/01/99          $       150        $       (55)       $        95
Manekin Portfolio ...............      2/01/99                1,053               (376)               677
Technology Park II ..............      4/30/99                1,649               (304)             1,345
WOCAC Portfolio .................      5/26/99                4,432             (1,342)             3,090
Junction Industrial Park ........      6/23/99                1,493               (256)             1,237
Miami Airport Business Center ...      6/28/99                1,825               (617)             1,208
                                                        -----------        -----------        -----------
     Audited total ..............                            10,602             (2,950)             7,652
Shawnee Industrial ..............      3/26/99                  200                (32)               168
141 Campanelli Drive ............      5/21/99                   64                (10)                54
Sylvan Industrial ...............      6/30/99                  558                (80)               478
Wilmington Avenue Warehouse .....      8/11/99                  784               (115)               669
Pardee Drive ....................      8/26/99                  168                (79)                89
Murray Hill Parkway .............      9/15/99                  146                (41)               105
East Valley Warehouse ...........      9/29/99                    -                  -                  -
Pioneer Alburtis ................      9/29/99                  813               (182)               631
Williams & Burroughs ............      9/30/99                  865               (270)               595
                                                        -----------        -----------        -----------
                                                        $    14,200        $    (3,759)       $    10,441
                                                        ===========        ===========        ===========

The Operating Partnership purchased the 1999 Property Acquisitions with proceeds from the Divestiture, borrowings on the unsecured credit facility, the assumption of mortgage indebtedness and the issuance of Operating Partnership units. The adjustments reflect additional interest expense of $3,891 related to borrowings on the unsecured credit facility and assumption of mortgage indebtedness related to the 1999 Property Acquisitions.

The East Valley Warehouse was vacant upon acquisition and is in the process of being leased. As such, no property operations have been reflected in the accompanying pro forma statement of operations related to this acquisition.

Also reflects the estimated incremental depreciation and amortization of $2,649 for the 1999 Property Acquisitions based on estimated useful lives of 40 years.

The Operating Partnership contributed the WOCAC Portfolio to AMB Institutional Alliance Fund I, L.P. (the "Alliance Fund I") on September 24, 1999. The Operating Partnership is projected to hold an approximate 20% general partnership interest therein upon final closing of the Alliance Fund I. The Operating Partnership consolidates the Alliance Fund I for financial reporting purposes. The Alliance Fund I obtained an $80,000 secured credit facility to acquire the WOCAC Portfolio from the Operating Partnership. The adjustments also reflect additional interest expense of $3,728 related to this secured credit facility. The Operating Partnership received approximately $100,000 from the Alliance Fund I for its contribution of the WOCAC Portfolio. The Operating Partnership used the $100,000 in proceeds to partially repay amounts outstanding under the unsecured credit facility. The adjustments also include a reduction of interest expense of $5,106 related to this transaction. Minority interest of $768 has been reflected in the accompanying pro forma statement of operations related to the WOCAC Portfolio.

                               AMB PROPERTY, L.P.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT UNIT DATA)


                                                                                                           1999
                                                                            DEBT AND                     PROPERTY
                                           OPERATING      1998 PROPERTY    PREFERRED                   ACQUISITIONS     PRO FORMA
                                         PARTNERSHIP(1)   ACQUISITIONS(2) OFFERINGS(3)  Divestiture(4)      (5)            (6)
                                         --------------  --------------- ------------  --------------  ------------   ------------
REVENUES
Rental revenues ..........................  $    354,658   $     52,457   $         --   $    (66,205)  $     38,846   $    379,756
Investment management and other
  Income .................................         4,229          2,988             --           (543)            --          6,674
                                            ------------   ------------   ------------   ------------   ------------   ------------
  Total revenues .........................       358,887         55,445             --        (66,748)        38,846        386,430
                                            ------------   ------------   ------------   ------------   ------------   ------------

OPERATING EXPENSES
Real estate taxes and property
     Operating expenses ..................        96,074         11,863             --        (18,379)        11,286        100,844
Interest expense .........................        69,670          9,868          3,597        (11,003)         3,465         75,597
Depreciation and amortization ............        57,464          7,732             --        (12,759)         7,063         59,500
General, administrative and other ........        11,929             --             --             --             --         11,929
                                            ------------   ------------   ------------   ------------   ------------   ------------
         Total operating expenses ........       235,137         29,463          3,597        (42,141)        21,814        247,870
                                            ------------   ------------   ------------   ------------   ------------   ------------
Income from operations before
     minority interests ..................       123,750         25,982         (3,597)       (24,607)        17,032        138,560

Minority interests' share of net
    income ...............................        (5,494)        (2,384)       (17,034)            --           (256)       (25,168)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net income before gain from
   Divestiture and extraordinary items ...       118,256         23,598        (20,631)       (24,607)        16,776        113,392
Series A preferred unit distributions ....        (3,639)            --         (4,861)            --             --         (8,500)
Series B preferred unit distributions ....          (779)            --         (4,827)            --             --         (5,606)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net income available to general and
  limited partners before gain from
  Divestiture and extraordinary items ....  $    113,838   $     23,598   $    (30,319)  $    (24,607)  $     16,776   $     99,286
                                            ============   ============   ============   ============   ============   ============
Net income available to common unitholders
  General partner ........................       108,954                                                                     94,985
  Limited partners .......................         4,884                                                                      4,301
                                            ------------                                                               ------------
                                            $    113,838                                                               $     99,286
                                            ============                                                               ============
Net income per common unit before gain
  from Divestiture and extraordinary
  items:
  Basic ............ .....................   $       1.27                                                              $       1.11
                                             ============                                                              ============
  Diluted ................................   $       1.26                                                              $       1.10
                                             ============                                                              ============
Weighted average common units outstanding:
  Basic ..................................     89,493,394                                                                89,493,394
                                             ============                                                              ============
  Diluted ................................     89,852,187                                                                89,852,187
                                             ============                                                              ============

                               AMB PROPERTY, L.P.

                       NOTES AND ADJUSTMENTS TO PRO FORMA

                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

         (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE AND UNIT DATA)

(1.) Reflects the historical consolidated operations of AMB Property, L.P. (the "Operating Partnership") for the year ended December 31, 1998. See the historical consolidated financial statements and notes thereto included in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1998.

(2.) The following reflects the incremental effects of properties acquired during the year ended December 31, 1998 (the "1998 Property Acquisitions") based on the historical operations of such properties for the periods prior to acquisition by the Operating Partnership:

                                                                  REAL ESTATE TAXES        REVENUES IN
                                                                    AND PROPERTY            EXCESS OF
                                                                     OPERATING               CERTAIN
                                              RENTAL REVENUES         EXPENSES               EXPENSES
                                              ---------------     -----------------        -----------
Cascade ...................................       $    44             $    (11)              $    33
Wilsonville................................           167                  (41)                  126
Atlanta South Phase II.....................           116                  (30)                   86
Boston Industrial Portfolio................         2,853                 (108)                2,745
Mansfield Industrial Portfolio.............            71                   (2)                   69
Orlando Central Park.......................           804                 (260)                  544
Jamesburg Property.........................         1,466                 (543)                  923
Corporate Park Industrial..................           757                 (130)                  627
Minneapolis Industrial Portfolio...........           592                 (230)                  362
Houston Service Center.....................           706                 (249)                  457
Meadowridge Business Park..................         1,058                 (238)                  820
Northwest Business Center..................           323                  (75)                  248
Forbes.....................................            --                   --                    --
Southfield.................................            --                   --                    --
Crysen Corridor Warehouse..................           247                  (63)                  184
Garland Industrial Portfolio...............         1,966                 (412)                1,554
Suffolk....................................           165                  (42)                  123
Minnetonka Industrial Portfolio............         2,022                 (768)                1,254
Alsip Industrial...........................           374                 (106)                  268
Suffolk Industrial.........................           444                 (112)                  332
Chamway Industrial.........................           688                 (140)                  548
Amberjack Portfolio........................         5,924               (2,151)                3,773
Willow Lake Portfolio......................         4,501               (1,026)                3,475
Willow Park Portfolio......................         9,610               (1,977)                7,633
Porete Avenue Warehouse....................         1,352                 (270)                1,082
Movah Portfolio............................         3,379                 (282)                3,097
National Distribution Portfolio............         8,180               (1,731)                6,449
South Point Business Park..................         2,087                 (201)                1,886
Northridge.................................           108                  (43)                   65
Totan Lake Malls...........................           758                 (277)                  481
Around Lenox...............................         1,695                 (345)                1,350
                                                  -------             --------               -------
                                                  $52,457             $(11,863)              $40,594
                                                  =======             ========               =======

Five of the property acquisitions, Jamesburg Property, Corporate Park Industrial, Garland Industrial Portfolio, Minnetonka Industrial Portfolio and South Point Business Park, represent a joint venture with a client of AMB Investment Management in which the Operating Partnership owns a controlling 50.0005% interest. The joint venture acquisitions are accounted for on a consolidated basis and, accordingly, minority interests of $2,384 has been reflected relative to these acquisitions.

Two of the property acquisitions, Forbes and Southfield, represent the purchase of vacant buildings which are in the process of being leased. As such, no property operations have been reflected in the accompanying pro forma statement of operations relative to these acquisitions.

Also reflects the acquisition of a non-controlling unconsolidated limited partnership interest in an existing real estate joint venture which owns the DuPage Elk Grove Property. As such, the Operating Partnership's incremental share of equity in earnings of this joint venture of $2,988 is included in interest and other income in the accompanying pro forma statement of operations.

Also reflects the estimated incremental depreciation and amortization of the 1998 Property Acquisitions based on estimated useful lives of 40 years and additional interest expense related to the assumption of secured debt related to the 1998 Property Acquisitions.

(3.) In June 1998, the Operating Partnership issued $400,000 aggregate principal amount of unsecured notes ("Unsecured Senior Debt Securities") in an underwritten public offering, of which the net proceeds of approximately $394,466 were contributed to the Operating Partnership and used to repay amounts outstanding under the unsecured credit facility. The Unsecured Senior Debt Securities mature in June 2008, June 2015 and June 2018 and bear interest at a weighted average rate of 7.18%.

In July, 1998, the Company sold 4,000,000 shares of 8.5% Series A Cumulative Redeemable Preferred Stock at $25.00 per share for $100,000 in an underwritten public offering. These shares are redeemable solely at the option of the Company on or after July 27, 2003. The net proceeds of $96,100 from the offering were contributed to the Operating Partnership in exchange for 4,000,000 Series A preferred units with the terms identical to the Series A Preferred Stock. The Operating Partnership used these proceeds to partially repay borrowings under the unsecured credit facility.

In November 1998, the Operating Partnership issued and sold 1,300,000 8.625% Series B Cumulative Redeemable Preferred Units at a price of $50.00 per unit in a private placement. Distributions are cumulative from the date of original issuance and are payable quarterly in arrears at a rate per unit equal to $4.3125 per annum. The Series B Preferred Units are redeemable by the Operating Partnership on or after November 12, 2003, subject to certain conditions, for cash at a redemption price equal to $50.00 per unit, plus accumulated and unpaid distributions thereon, if any, to the redemption date. The Series B Preferred Units are exchangeable, at specified times and subject to certain conditions, on a one-for-one basis, for shares of the Company's Series B Preferred Stock. The Operating Partnership used the net proceeds of $62,259 to repay partially borrowings under the unsecured credit facility.

In November 1998, AMB Property II, L.P. issued and sold 2,200,000 units of 8.75% Series C Cumulative Redeemable Preferred Units at a price of $50.00 per unit in a private placement. Distributions are cumulative from the date of original issuance and are payable quarterly in arrears at a rate per unit equal to $4.375 per annum. The Series C Preferred Units are redeemable by AMB Property II, L.P. on or after November 24, 2003, subject to certain conditions, for cash at a redemption price equal to $50.00 per unit, plus accumulated and unpaid distributions thereon, if any, to the redemption date. The Series C Preferred Units are exchangeable, at specified times and subject to certain conditions, on a one-for-one basis, for shares of the Company's Series C Preferred Stock. AMB Property II, L.P. used the net proceeds of $105,734 to make a loan to the Operating Partnership, which used the funds to repay partially borrowings under the unsecured credit facility. The loan to the Operating Partnership was repaid in full in August 1999.

Reflects an adjustment to interest expense as follows:

Unsecured Senior Debt Securities..........................    $ 14,820
Unsecured Credit Facility.................................     (11,223)
                                                              --------
                                                              $  3,597
                                                              ========

The net increase in pro forma interest expense is the result of the issuance of unsecured senior debt securities which is partially offset by the repayment of borrowings on the unsecured credit facility using the net proceeds from the sale of the Unsecured Senior Debt Securities, Series A Preferred Units, Series B Preferred Units, Series C Preferred Units, Series D Preferred Units and Series E Preferred Units.

Also reflects the payment of pro forma Series A Preferred Unit distributions at a dividend rate of 8.5%, Series B Preferred Unit distributions at a distribution rate of 8.625%, Series C Preferred Unit distributions at a distribution rate of 8.75%, Series D Preferred Unit distributions at a distribution rate of 7.75% and Series E Preferred Unit distributions at a distribution rate of 7.75%.

(4.) Reflects the elimination of the historical revenues and expenses for the year ended December 31, 1998 related to the real estate assets divested in connection with the Divestiture. The interest expense adjustment consists of a reduction of interest related to the mortgage debt on the properties divested of $4,928 and interest related to the partial pay down of the unsecured credit facility with proceeds from the first and second transactions related to the Divestiture of $6,075.

(5.) The following reflects the historical operations for 1998 related to the 1999 Property Acquisitions:

                                                                            REAL ESTATE
                                                                             TAXES AND          REVENUES IN
                                                                              PROPERTY           EXCESS OF
                                       ACQUISITION          RENTAL           OPERATING            CERTAIN
                                          DATE             REVENUES           EXPENSES           EXPENSES
                                       -----------       -----------        -----------        -----------
Columbia Business Center ......           2/01/99        $     1,776        $      (470)       $     1,306
Manekin Portfolio .............           2/01/99             12,260             (4,138)             8,122
Technology Park II ............           4/21/99              4,737               (721)             4,016
WOCAC .........................           5/26/99             10,402             (3,043)             7,359
Junction Industrial Park ......           6/23/99              2,830               (558)             2,272
Miami Airport Business Center..           6/28/99              3,715             (1,376)             2,339
                                                         -----------        -----------        -----------
   Audited total ..............                          $    35,720        $   (10,306)       $    25,414

Shawnee Industrial ............           3/26/99                  -                (64)               (64)
141 Campanelli Drive ..........           5/21/99                146                 (1)               145
Sylvan Industrial .............           6/30/99                251               (296)               (45)
Wilmington Avenue Warehouse ...           8/11/99              1,301               (168)             1,133
Pardee Drive ..................           8/26/99                233                (58)               175
Murray Hill Parkway ...........           9/15/99                205                (58)               147
East Valley Warehouse .........           9/29/99                  -                  -                  -
Pioneer Alburtis ..............           9/29/99                 71                (50)                21
Williams & Burroughs ..........           9/30/99                919               (285)               634
                                                         ===========        ===========        ===========
                                                         $    38,846        $   (11,286)       $    27,560
                                                         ===========        ===========        ===========

Also reflects the estimated incremental depreciation and amortization of the 1999 Property Acquisitions based on estimated useful lives of 40 years.

The adjustments also reflect additional interest of $5,264 related to the $80,000 secured credit facility. The adjustments also reflect a reduction of interest expense of $6,580 related to the partial paydown of the unsecured credit facility with proceeds from the contribution of the WOCAC Portfolio to the Alliance Fund I. An adjustment to minority interest of $256 has been reflected related to the Alliance Fund I.

(6.) The pro forma taxable income of the Operating Partnership for the year ended December 31, 1998 is approximately $105,226, which is based upon pro forma net income of approximately $113,392, plus book depreciation and amortization of approximately $60,466 less other book/tax differences of approximately $14,870 and less tax depreciation and amortization of approximately $53,762.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AMB PROPERTY, L.P.

                                          (Registrant)

Date: December 14, 1999                   By: AMB Property Corporation,
                                              its General Partner


                                          By: /s/ MICHAEL A. COKE
                                              -----------------------------
                                              Michael A. Coke
                                              Chief Financial Officer and
                                              Senior Vice President
                                              (Principal Financial and
                                              Accounting Officer)